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Exhibit 10.1


                   FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT

         This First Amendment to the Asset Purchase Agreement (this "AMENDMENT") is dated as of the 31st day of October, 2008, by and between NUSTAR TERMINALS OPERATIONS PARTNERSHIP, LP, a Delaware limited partnership, with offices at 2330 North Loop 1604 West, San Antonio, Texas 78248 ("SELLER") and BLACKWATER NEW ORLEANS, LLC, a Louisiana limited liability company, with offices at 4006 Highway 44, Garyville, Louisiana 70051 ("PURCHASER").

         WHEREAS, Seller and Purchaser entered into that certain Asset Purchase Agreement dated as of September 25, 2008 (the "PURCHASE AGREEMENT") pursuant to which the parties agreed to close the transactions contemplated by the Purchase Agreement on October 31, 2008;

         WHEREAS, Seller and Purchaser desire to amend, modify and supplement the Purchase Agreement to extend the closing to December 1, 2008; and

         WHEREAS, all capitalized terms used but not defined herein shall have their respective meanings set forth in the Purchase Agreement.

         NOW, THEREFORE, Seller and Purchaser agree as follows:

         1. AMENDMENT.

                  (a) SECTION 4.1 of the Purchase Agreement is hereby amended to extend the Closing Date to December 1, 2008. Each reference in the Purchaser Agreement to "October 31, 2008" or the "Closing Date" shall be construed hereafter to mean and be a reference to December 1, 2008.

         2. MISCELLANEOUS.


                  (a) Except as expressly set forth herein, the Purchase Agreement shall remain in full force and effect and is hereby in all respects ratified and confirmed.

                  (b) The Purchase Agreement, as amended by this Amendment, sets forth the entire understanding of Seller and Purchaser with respect to the subject matter thereof and hereof.

                  (c) This Amendment shall be governed by and construed under the laws of the State of Texas applicable to agreements made and to be performed entirely within the State of Texas, without giving effect to any of its principles of conflicts of laws which would require the application of the laws of another jurisdiction.

                  (d) This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one and the same document.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


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         IN WITNESS WHEREOF, each of the parties hereto has caused this
Agreement to be duly executed as of the date first set forth above.


SELLER:

NUSTAR TERMINALS OPERATIONS PARTNERSHIP L.P., a Delaware limited partnership


By: /s/ Winson Low
   -----------------------------------------------
   WINSON LOW, VICE PRESIDENT




PURCHASER:

BLACKWATER NEW ORLEANS, L.L.C., A
 Louisiana limited liability company

By: Blackwater Midstream Corp., its Manager

By: /s/ Dale T. Chatagnier
    ----------------------------------------------
    DALE T. CHATAGNIER, CHIEF OPERATING OFFICER